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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K


             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
               SECURITIES EXCHANGE ACT OF 1934 (NO FEE REQUIRED)

                       Date of Report: February 27, 1996



                                 PRO-DEX, INC.
                                 -------------
            (Exact Name of Registrant as Specified in its Charter)


                          Commission File No. 0-14942



      Colorado                                                   84-1261240
-----------------------                                  -----------------------
State or Other Jurisdiction of                           I.R.S. Employer Identi-
Incorporation or Organization)                           fication Number)



               1401 Walnut Street, Suite 500, Boulder, CO 80302
        --------------------------------------------------------------
         (Address of Principal Executive Offices, Including Zip Code)


      Registrant's Telephone Number, Including Area Code:  (303) 443-8165
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                   INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 1. Changes in Control of Registrant. None.
        --------------------------------

ITEM 2. Acquisition or Disposition of Assets.  None.
        ------------------------------------

ITEM 3. Bankruptcy or Receivership.  None.
        --------------------------

ITEM 4. Changes in Registrant's Certifying Accountant.  None.
        ---------------------------------------------

ITEM 5. Other Events.  The following events have occurred with respect to
        ------------
        Registrant:

   Registrant's annual meeting was held in Boulder, Colorado on February 27, 1996. The Registrant's Transfer Agent served as Inspector of Elections and reported that the holders of 7,688,044 shares, comprising 89.5% of Registrant's Common Stock voted either by proxy or in person at the meeting. The shareholders of the Corporation approved the following matters, each of which was described in further detail in the proxy materials filed with the Securities and Exchange Commission and transmitted prior to the meeting to the shareholders of record as of the record date:

   Proposal 1.   To convert options to acquire shares in Registrant's Micro
Systems Acquisition Corporation subsidiary to options to acquire shares of Registrant's Common Stock under Registrant's 1994 Stock Option Plan, pursuant to the Merger Agreement whereby Micro Motors. Inc. was on July 26, 1996 merged with and into Registrant's Micro Systems Acquisition subsidiary, with 5,872,782 votes in favor, 52,550 opposed, and 14,200 abstaining;

   Proposal 2.   To increase the number of shares authorized in Registrant's
1994 Stock Option Plan, by adding authority to grant options to acquire 1 million shares of Common Stock to such Plan, thereupon totaling 1.5 million shares allocable to future grants and exercise of previously granted options under such Plan, with 5,859,678 votes in favor, 93,813 opposed, and 10,570 abstaining;

   Proposal 3. To increase the number of shares authorized in Registrant's Directors' Stock Option Plan, by adding authority to grant options to acquire 300,000 shares to such Plan, thereupon totaling 500,000 shares allocable to future grants and exercise of previously granted options under such Plan, with 6,014,895 votes in favor, 100,458 against, and 13,500 abstaining;

   Proposal 4. To elect Kent E. Searl (with 7,677,423 votes), Ronald G. Coss (with 7,558,428 votes), Charles E. Strait (with 7,559,018 votes) and George J. Isaac (with 7,555,872 votes) as members of Registrant's Board of Directors. See biographical information below and in the proxy materials heretofore filed with the Securities and Exchange Commission with respect to the February 27, 1996 annual meeting of Registrant's shareholders.
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   Proposal 5. To ratify selection of McGladrey & Pullen, LLP as the independent certifying accountants of the Registrant's financial statements for the year ending June 30, 1996, with 7,673,928 in favor, 1,098 opposed, and 11,018 abstaining.

   Subsequent to the Annual Meeting of Shareholders, the Board of Directors of Registrant met and elected Robert A. Hovee to serve as an outside director of the Registrant.

   Brief biographical information on each newly elected and currently serving member of Registrant's Board of Directors is as follows:

   KENT E. SEARL is a co-founder of the Registrant and has served as its
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President and Chief Executive Officer and as a director of the Registrant or its predecessor since its inception in 1978. Mr. Searl serves as an ex officio non-voting member of the Compensation Committee of the Board of Directors. Since August 1969, he has also served as Chairman of the Board of Directors of Professional Sales Associates, Inc of Colorado ("PSA"), a national manufacturers' representative of dental equipment of which he is a co-founder. PSA began marketing products of Micro Acquisition subsidiary in 1995 and had marketed dental equipment products of Micro Motors prior to the merger. Mr. Searl currently also serves as an officer and director of two other businesses. Mr. Searl was elected by the Shareholders of Registrant to serve as a Class III Director until June 30, 1999, or the election and qualification of his successor.

   RONALD G. COSS founded Micro Motors, Inc. in 1971 and has served as its
   --------------
Chairman since inception. Mr. Coss has served as the Vice Chairman of the Registrant's Board of Directors since July 26, 1995. Mr. Coss also serves as an ex officio non-voting member of the Audit Committee of the Board of Directors. Mr. Coss has been the primary engineer in development of Micro's products since its inception and invented the technologies which are the subject of the letters patent now owned by Micro Acquisition. Mr. Coss is currently one of the Trustees of the Micro Motors Employee Stock Ownership Plan, a shareholder of Registrant. Mr. Coss was elected by the Shareholders of Registrant as a Class III Director, to serve until June 30, 1999, or the election and qualification of his successor.

   RICHARD N. REINHARDT has served as a Director of the Registrant and its
   --------------------
predecessor since 1990. He is a member of the Audit Committee and the Compensation Committee of the Board of Directors. Mr. Reinhardt has served as President and director of Professional Sales Associates, Inc. ("PSA") since he co-founded that firm in 1969. PSA is a national manufacturers' representative organization that represents manufacturers in the dental equipment market. Mr. Reinhardt was elected by the Shareholders of Registrant at a prior meeting, as a Class II director, to serve until June 30, 1997, or the election and qualification of his successor and is not currently up for election.

   CHARLES E. STRAIT has served as the President of Micro Motors, Inc. since
   -----------------
1993, and became a member of the Registrant's Board of Directors on July 26, 1995. He has extensive financial consulting experience and served as managing partner of The Westhaven Group, a management

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consulting firm specializing in strategic planning, acquisition analysis and management team building in Westminster, California. Mr. Strait received his B.S. in Business Administration from Loyola University of Los Angeles with a dual major in General Management and Finance. Mr. Strait was elected by the Shareholders of Registrant as a Class I Director, to serve until June 30, 1998, or the election and qualification of his successor.

   GEORGE J. ISAAC has served as a consultant to the Registrant and its
   ---------------
predecessor since 1978, and became a member of the Registrant's Board of
Directors on July 26, 1995.   He serves as an ex officio member of both the
Audit Committee and the Compensation Committees of the Board of Directors, and is Vice President, Secretary and Chief Financial Officer of Registrant. Mr. Isaac has been a certified public accountant with Joseph B. Cohan and Associates, Worcester, Massachusetts since 1969, became a partner in 1977 and has served as its president since 1991. He is a member of the Board of Directors of Professional Sales Associates, Inc. and the Commerce Bank and Trust of Worcester, MA, and recently completed a term as a member of the Board of Directors of the Medical Center of Central Massachusetts. Mr. Isaac's accounting firm has specialized in handling medical and dental related accounts. Mr. Isaac received a B.S. in Business Administration from Clark University in Worcester, Massachusetts. Mr. Isaac was elected by the Shareholders of Registrant as a Class I Director, to serve until June 30, 1999, or the election and qualification of his successor.

   ROBERT A. HOVEE began serving on the Registrant's Board of Directors on
   ---------------
February 27, 1996. He serves as a member of both the Audit Committee and the Compensation Committee. Mr. Hovee served as Co-Chairman of the Life Science Industry Council, a California non-profit assication. Formerly Mr. Hovee was Chairman and Chief Executive Officer of Life Support Products, Inc., a developer and manufacturer of emergency medical products of which he was a co-founder, prior to its acquisition by Allied Healthcare Products, Inc. He also serves as a director of Infrasonics, Inc., a respirator manufacturer. Mr. Hovee, who is active in many charities, serves as a director of the University of California-Irvine CEO Round Table. In addition, he is also the Vice-Chairman and serves as a guest lecturer at the UCI Graduate School of Business Accelerate Program. Mr. Hovee received a B.A. in Business Administration and a B.A. in International Business from the University of Washington, Seattle, Washington as well as a Bachelor of Foreign Trade and a Master of Foreign Trade from the American Graduate School of International Management (Thunderbird) in Glendale, Arizona. Mr. Hovee was elected by the Board of Directors to serve as a Class II Director, to serve until the next Shareholders' meeting or June 30, 1997, or the election and qualification of his successor.

ITEM 6. Resignations of Registrant's Directors.  None.
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ITEM 7. Financial Statements and Exhibits.  None.
        ---------------------------------

ITEM 8. Changes in Fiscal Year.  None.
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                                   SIGNATURES

   Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                              PRO-DEX, INC.


                              By:   /S/ GEORGE J. ISAAC
                                 _______________________________________________
                                 George J. Isaac, Vice President and
                                 Chief Financial Officer

February 27, 1996

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